Trade and Other Receivables (Tables)	12 Months Ended
Jun. 30, 2019
Subclassifications of assets, liabilities and equities [abstract]
Schedule of trade and other receivables
Trade receivables and accrued income represent client contract assets. Insignificant impairment losses were recognised on contract assets during the year. Other than business-as-usual movements there were no significant changes in contract assets during the year.

	2019 £’000	2018 £’000
Trade receivables - gross	£48,365	£26,431
Loss allowance	(437)	(426)
Trade receivables - net	£47,928	£26,005

	2019 £’000	2018 £’000
Trade receivables	£47,928	£26,005
Prepayments	5,734	4,259
Accrued income	7,019	17,147
Research and development tax credit	2,088	2,088
Grant receivable	—	816
Other receivables	3,148	2,053
Total trade and other receivables	£65,917	£52,368